UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported)

October 6, 2006

Alesco Financial Inc.

(formerly Sunset Financial Resources, Inc.)

(Exact name of Registrant as specified in its charter)

Maryland	001-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

(Address of principal executive offices) (Zip Code)

(215) 701-9555

(Registrant’s telephone number, including area code)

Sunset Financial Resources, Inc.

10245 Centurion Parkway North, Suite 305

Jacksonville, Florida 32256

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	2.01 Completion of Acquisition or Disposition of Assets.

On October 6, 2006, Alesco Financial Inc. (formerly Sunset Financial Resources, Inc.) (the “Company”) announced that it closed its merger with Alesco Financial Trust (“AFT”) following the approval of the merger by the Company’s stockholders. Pursuant to the terms of the Amended and Restated Agreement and Plan of Merger, as amended by letter agreements dated September 5, 2006 and September 29, 2006 (the “Merger Agreement”), upon the completion of the merger each AFT share was converted into the right to receive 1.26 Company shares and the Company issued an aggregate of 14,415,530 shares in the merger. As a result of the merger and the tender offer described in Item 8.01 hereof, the Company has 24,788,380 shares outstanding. The merger is described in the Company’s definitive merger proxy statement filed with the SEC on September 8, 2006 and the letter agreements filed by the Company on Forms 8-K dated September 5, 2006 and September 29, 2006, which are incorporated herein by reference. On October 6, 2006, the Company issued a press release announcing the completion of the merger, among other things, which is incorporated herein by reference (the “Press Release”).

Item	5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As of October 6, 2006, in accordance with the Merger Agreement and immediately prior to the effective time of the merger:

Resignations of Directors and Officers

(a) Joseph P. Stingone and Charles D. Van Sickle resigned from the board of directors of the Company.

(b) Stacy M. Riffe, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, and Byron L. Boston, Executive Vice President / Chief Investment Officer, resigned as officers of the Company. Ms. Riffe has agreed to act as a consultant to the Company.

Elections and Appointments of Directors and Officers

(c) The following individuals were elected as directors of the Company: Thomas P. Costello, Jack Haraburda, Lance Ullom, Daniel G. Cohen and James J. McEntee, III. Following the merger, the Company will appoint one additional independent director. Additional information regarding Messrs. Costello, Haraburda, Ullom, Cohen and McEntee was provided in the Company’s merger proxy statement.

(d) James J. McEntee, III was appointed as chief executive officer of the Company. Additional information regarding Mr. McEntee was provided in the Company’s merger proxy statement.

John J. Longino, age 48, previously AFT’s chief financial officer and treasurer, was appointed chief financial officer and treasurer of the Company. Mr. Longino also serves as an executive vice president of Cohen & Co. Prior to joining Cohen & Co. in 2005, Mr. Longino was co-founder and co-managing partner of Apex Integrated Solutions LLC, a provider of outsourced accounting and finance services, from 2002 to 2005. Mr. Longino worked in public accounting from 1980 to 2002 at Arthur Andersen LLP where he served a variety of public and private companies with real estate and financial services businesses. As a partner with Arthur Andersen LLP, Mr. Longino had responsibility for various public offerings, due diligence engagements and SEC matters.

Christian M. Carr, age 29, previously AFT’s chief accounting officer and controller, was appointed chief accounting officer of the Company. Prior to joining Cohen & Co. in April 2006, Mr. Carr worked in public accounting at various levels within Arthur Andersen LLP and KPMG LLP, most recently as manager, where he served a variety of public and private companies with financial services and real estate businesses from 1999 through 2006.

Shami J. Patel, age 36, previously AFT’s chief operating officer, was appointed as the Company’s chief operating officer. Mr. Patel has also served as a managing director of Cohen & Co. since 2002 where he oversees the structuring and execution of its transactions. He was a member of the board of directors and a co-chief executive officer of iATMglobal.net Corp. from 2000 to 2002.

Mr. Longino and Mr. Carr are exclusively dedicated to the Company’s business; however, they are employees of Cohen Brothers, the Company’s manager. Mr. McEntee and Mr. Patel have other duties with Cohen Brothers and its affiliates and are not exclusively dedicated to the Company’s business.

Item	5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2006, in accordance with the Merger Agreement and immediately following the effective time of the merger, the Company filed articles of amendment changing its name to “Alesco Financial Inc.”

Item	8.01. Other Events.

On October 6, 2006, the Company announced the preliminary results of its self tender offer for 2,652,553 shares at a price of $8.03 per share, which was extended to expire prior to the closing of the merger. On October 11, 2006, the Company filed a tender offer statement on Schedule TO in which it confirmed that it had purchased 140,250 shares pursuant to the offer at $8.03 per share and had delivered the aggregate purchase price to the depositary for the offer.

On Monday, October 9, 2006, the Company’s stock commenced trading on the NYSE under the ticker symbol AFN. The Press Release announced the Company’s ticker symbol change.

Effective upon the closing of the merger, the Company adopted a new long-term incentive plan (the “LTIP”), which is summarized in and appended as Annex D to the Company’s merger proxy statement. The Company will not make any awards under the LTIP until such time as it has issued additional equity for an aggregate price of at least $75 million.

Item	9.01 Financial Statements and Exhibits.

Exhibit No.	Title

2.1	Amended and Restated Agreement and Plan of Merger, dated as of July 20, 2006, by and among Alesco Financial Trust, Jaguar Acquisition Inc. and Sunset Financial Resources, Inc. (incorporated by reference to Sunset’s proxy statement on Schedule 14A filed with the SEC on September 8, 2006)

4.1	Letter Agreement dated September 5, 2006 between Sunset Financial Resources, Inc., Alesco Financial Trust and Jaguar Acquisition Inc. and the attached Registration Rights Provisions (incorporated by reference to Sunset’s Current Report on Form 8-K filed with the SEC on September 5, 2006)

4.2	Letter Agreement dated September 29, 2006 between Sunset Financial Resources, Inc., Alesco Financial Trust and Jaguar Acquisition Inc. (incorporated by reference to Sunset’s Current Report on Form 8-K filed with the SEC on September 29, 2006)

99.1	Press release dated October 6, 2006 (incorporated by reference to Alesco’s Schedule TO Amendment No. 8 filed October 6, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2006

ALESCO FINANCIAL INC. (formerly Sunset Financial Resources, Inc.)

By:	/s/ John J. Longino
John J. Longino
Chief Financial Officer